EXHIBIT 99.1
Safeguard Scientifics, Inc., a Pennsylvania corporation (the “Company”), hereby grants to the grantee named below (“Grantee”) an option (this “Option”) to purchase the total number of shares shown below of Common Stock of the Company (the “Shares”) at the exercise price per share set forth below, subject to all of the terms and conditions of this Stock Option Grant Certificate and, except as otherwise provided herein, the 2004 Equity Compensation Plan (the “Plan”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on subsequent pages hereto and the terms and conditions of the Plan are incorporated herein by reference. This Stock Option Grant Certificate shall constitute the “Agreement” for this Option as such term is used in the Plan.

Grant Date:	October 25, 2005

Type of Option:	Nonqualified Option

Shares Subject to Option:	200,000

Exercise Price Per Share:	$1.38

Term of Option:	8 years
Shares subject to issuance under this Option will vest solely as provided in Section 3 of this Stock Option Grant Certificate.
The Company shall have the right, without the consent of Grantee, to amend the terms of this Stock Option Grant Certificate to the extent necessary or appropriate, as determined by the Company in its sole discretion, to conform with Section 409A of the Internal Revenue Code of 1986, as amended.
Grantee hereby acknowledges receipt of a copy of the Plan, represents that Grantee has read the Plan and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant Certificate, except as otherwise provided herein. Grantee acknowledges that the grant and exercise of this Option, and the sale of Shares obtained through the exercise of this Option, may have tax implications that could result in adverse tax consequences to the Grantee and that Grantee is not relying on the Company for any tax, financial or legal advice and will consult a tax adviser prior to such exercise or disposition.
This Option is designated a nonqualified stock option. It is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
In witness whereof, this Stock Option Grant Certificate has been executed by the Company by a duly authorized officer as of the date specified hereon.
Safeguard Scientifics, Inc.

/s/ Peter J. Boni
Peter J. Boni
President and Chief Executive Officer

/s/ Christopher J. Davis
Christopher J. Davis

1. Option Expiration. The Option shall automatically terminate upon the happening of the first of the following events:
     (a) the expiration of the 90-day period after the Grantee ceases to be employed by, or providing services to, the Company, if the termination is for any reason other than involuntary termination without Cause or voluntary termination with Good Reason, Disability, death, Cause, a Change of Control Termination or retirement as provided herein;
     (b) the expiration of the one-year period after the Grantee ceases to be employed by, or providing services to, the Company, on account of the Grantee’s involuntary termination without Cause or voluntary termination with Good Reason (not including a Change of Control Termination);
     (c) the expiration of the one-year period after the Grantee ceases to be employed by, or providing services to, the Company on account of the Grantee’s Disability;
     (d) the expiration of the one-year period after the Grantee ceases to be employed by, or providing services to, the Company if the Grantee dies while employed by the Company or if the Grantee dies within three months after the Grantee ceases to be so employed on account of a termination described in subparagraph (a) above;
     (e) the date on which the Grantee ceases to be employed by, or providing services to, the Company for Cause;
     (f) the expiration of the one-year period after the Grantee’s employment or service terminates as a result of retirement on or after the Grantee’s sixty-fifth birthday, or after such earlier date as may be determined by the Committee, in its sole discretion, to be warranted given the particular circumstances surrounding the earlier termination of the Grantee’s employment or service; or
     (g) where there has been a Change of Control Termination, the two-year period after the Grantee ceases to be employed by, or providing services to, the Company, on account of the Grantee experiencing a Change of Control Termination.
Notwithstanding the foregoing, in no event may the Option be exercised after the expiration of the Term of Option specified on page 1. For purposes of this Option, the terms “Cause,” “Good Reason” and “Change of Control” shall have the meaning given to them in the Employment Agreement between the Company and Grantee dated August 17, 2004, and any amendments thereto (“Employment Agreement”), and “Change of Control Termination” shall mean the termination of Grantee’s employment by the Company without Cause or by Grantee for Good Reason, which occurs either (i) following the commencement of serious discussions with an unrelated third party regarding the possibility of a transaction that would, if consummated, constitute a Change of Control, which discussions lead to a transaction with such unrelated third party that constitutes a Change of Control, provided that the closing of such transaction occurs within six months following the termination of Executive’s employment or (ii) within 12 months following a Change of Control.
Other than as set forth in this Agreement, any portion of the Option that is not vested at the time the Grantee ceases to be employed by, or providing service to, the Company shall immediately terminate.
In the event a Grantee ceases to be employed by, or providing service to, the Company for Cause, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates upon refund by the Company of the exercise price paid by the Grantee for such shares.
2. Exercise Procedures.
     (a) Subject to the provisions of this Stock Option Grant Certificate and the Plan, the Grantee may exercise part or all of the vested Option by giving the Company written notice of intent to exercise in the manner provided in Paragraph 12 below, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) by delivering Shares of the Company (duly endorsed for transfer or accompanied by stock powers signed in blank) which shall be valued at their fair market value on the date of delivery, or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.
     (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Board deems appropriate. All obligations of the Company under this Stock Option Grant Certificate shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any income tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum marginal tax rate for federal (including FICA), state and local tax liabilities.
3. Vesting and Forfeiture of Unvested Options.
     (a) In the event of Grantee’s termination of employment for any reason, Grantee shall forfeit all Options in which Grantee is not vested at the time of his cessation of service in accordance with the Vesting Schedule set forth in Section 3(b) (hereinafter referred to as the “Unvested Options”).
     (b) (1) Basic Vesting.
            If the Grantee remains actively employed by the Company through the applicable vesting events, Grantee shall acquire a vested interest in, and the forfeiture provisions of this Section 3 shall lapse, according to the following schedule:
            (i) 20,000 Options shall vest and become exercisable on the first date after the Grant Date that the average Market Capitalization of the Company for the twenty (20) consecutive trading days ending immediately prior to such date equals or exceeds $272,943,623, provided that the total number of Options that shall have vested under this Section 3(b) as of such date shall not exceed 20,000.
            (ii) An additional 40,000 Options shall vest and become exercisable on the first date after the Grant Date that the average Market Capitalization of the Company for the twenty (20) consecutive trading days ending immediately prior to such date equals or exceeds $422,943,623, provided that the total number of Options that shall have vested under this Section 3(b) as of such date shall not exceed 60,000.
            (iii) An additional 60,000 Options shall vest and become exercisable on the first date after the Grant Date that the average Market Capitalization of the Company for the twenty (20) consecutive trading days ending immediately prior to such date equals or exceeds $622,943,623, provided that the total number of Options that shall have vested under this Section 3(b) as of such date shall not exceed 120,000.
            (iv) An additional 80,000 Options shall vest and become exercisable on the first date after the Grant Date that the average Market Capitalization of the Company for the twenty (20) consecutive trading days ending immediately prior to such date equals or exceeds $872,943,623, provided that the total number of Options that shall have vested under this Section 3(b) as of such date shall not exceed 200,000.
            (2) Additional Vesting for Partial Achievement of Performance Goals.
            The purpose of this Section 3(b)(2) is to provide a mechanism to allow the vesting of Options under circumstances where Market Capitalization during a semi-annual period exceeds the Base Market Capitalization or one of the vesting thresholds in Section 3(b)(1)(i), (ii) or (iii) above, equal to the pro rated portion of the additional Options that would vest and become exercisable upon the satisfaction of the next higher vesting threshold that corresponds to the pro rated portion of the incremental Market Capitalization performance target that is achieved during such semi-annual period.
            As of the last day of each six-month period during the term of the Option beginning on the Grant Date and each half-year anniversary thereof during which the Grantee has been continuously employed by the Company (the “Test Period”), the Company shall determine the highest average Market Capitalization of the Company for any twenty (20) consecutive trading days within such Test Period (the “Test Market Capitalization”). Based on the Test Market Capitalization, as of the last day of the Test Period, additional Options shall vest as follows (in each case, rounded to the nearest whole Option):
            (i) If the Test Market Capitalization is less than the Base Market Capitalization, no additional Options shall vest and become exercisable.
            (ii) If the Test Market Capitalization is greater than the Base Market Capitalization, but less than $272,943,623, an additional number of Options shall vest and become exercisable, determined as the positive difference if any, of :
(A)	the product of 20,000 times a fraction, the numerator of which is the excess of the Test Market Capitalization over the Base Market Capitalization, and the denominator of which is $100,000,000, minus

(B)	the number of Options that have previously vested under this Section 3(b).

     (iii) If the Test Market Capitalization is greater than $272,943,623, but less than $422,943,623, an additional number of Options shall vest and become exercisable, determined as the positive difference, if any, of
(A)	the sum of (I) 20,000 plus (II) the product of 40,000 times a fraction, the numerator of which is the excess of the Test Market Capitalization over $272,943,623, and the denominator of which is $150,000,000, minus

(B)	the number of Options that have previously vested under this Section 3(b).
     (iv) If the Test Market Capitalization is greater than $422,943,623, but less than $622,943,623, an additional number of Options shall vest and become exercisable, determined as the positive difference, if any, of
(A)	the sum of (I) 60,000 plus (II) the product of 60,000 times a fraction, the numerator of which is the excess of the Test Market Capitalization over $422,943,623, and the denominator of which is $200,000,000, minus

(B)	the number of Options that have previously vested under this Section 3(b).
     (v) If the Test Market Capitalization is greater than $622,943,623, but less than $872,943,623, an additional number of Options shall vest and become exercisable, determined as the positive difference, if any, of
(A)	the sum of (I) 120,000 plus (II) the product of 80,000 times a fraction, the numerator of which is the excess of the Test Market Capitalization over $622,943,623, and the denominator of which is $250,000,000, minus

(B)	the number of Options that have previously vested under this Section 3(b).
     For purposes of this Section 3(b), “Market Capitalization” for a given date means (A) the per share closing price of the Company’s common stock listed on the New York Stock Exchange, as reported on the composite tape for transactions on the New York Stock Exchange (or if the Company’s common stock is not principally traded on such exchange, the per share closing price of the common stock on the Nasdaq National Market, as reported on the composite tape for transactions on the Nasdaq National Market, or if the Company’s common stock is not principally traded on such market, the mean between the last reported “bid” and “asked” prices of common stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines; if the Company’s common stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the price per share shall be as determined by the Board in its sole and absolute discretion); multiplied by (B) 134,064,824 total outstanding shares. In the event of any changes in the number or kind of shares of common stock outstanding by reason of a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, the number of outstanding shares set forth in the preceding sentence shall be adjusted appropriately to reflect such changes.
     The term “Base Market Capitalization” shall mean $172,943,623.
Notwithstanding the foregoing, in the event of a “Change of Control Termination,” as such term is defined in paragraph 1 of this Stock Option Grant Certificate, the Grantee shall be deemed to be fully vested in any Unvested Options.
4. Severance; Change of Control. Notwithstanding anything to the contrary contained in the Plan or the Employment Agreement, in the event of a Severance Termination (as defined in the Employment Agreement), Change of Control or Change of Control Termination, the provisions of this Stock Option Grant Certificate shall govern the Option.
5. Restrictions on Exercise. Only the Grantee may exercise the Option during the Grantee’s lifetime. After the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Stock Option Grant Certificate. Notwithstanding the foregoing, the Committee may provide, at or after grant, that a Grantee may transfer nonqualified stock options pursuant to a domestic relations order or to family members or other persons or entities on such terms as the Committee may determine.

6. Grant Subject to Plan Provisions; Entire Agreement. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan, except to the extent otherwise stated in this Stock Option Grant Certificate. The grant and exercise of the Option shall be subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) capital or other changes of the Company, and (iv) other requirements of applicable law, all as if the grant had been made pursuant to the Plan. The Committee shall have the authority to interpret and construe the Option as if it had been granted pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder. This Stock Option Grant Certificate represents the entire agreement between the parties with respect to the grant of the Option and may only be modified or amended in a writing signed by both parties.
7. No Employment Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee’s employment or service at any time pursuant to the Employment Agreement. No policies, procedures or statements of any nature by or on behalf of the Company (whether written or oral, and whether or not contained in any formal employee manual or handbook) shall be construed to modify this Stock Option Grant Certificate or to create express or implied obligations to the Grantee of any nature.
8. No Stockholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option until certificates for Shares have been issued upon the exercise of the Option.
9. No Disclosure. The Grantee acknowledges that the Company has no duty to disclose to the Grantee any material information regarding the business of the Company or affecting the value of the Shares before or at the time of a termination of the Grantee’s employment, including without limitation any plans regarding a public offering or merger involving the Company.
10. Assignment and Transfers. The rights and interests of the Grantee under this Stock Option Grant Certificate may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Stock Option Grant Certificate, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Stock Option Grant Certificate may be assigned by the Company without the Grantee’s consent.
11. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and determined in accordance with the laws of the Commonwealth of Pennsylvania.
12. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at the Company’s headquarters and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.